Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management
Financial risk management

17.Financial risk management

The Company’s activities expose it to a variety of financial risks: credit risk, liquidity risk and market risk (including interest rate risk, foreign currency risk and price risk).

The fair values of cash, accounts payable, and note payable approximate their carrying values due to the short term to maturity of these financial instruments.

(i)Credit risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash.

(ii)Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure it will have sufficient liquidity to meet liabilities when due. To the extent the Company does not believe it has sufficient liquidity to meet obligations, it will consider securing additional equity or debt funding.

The Company’s financial obligations consist of accounts payable, contractual lease payments and note payable. The maturity analysis of financial liabilities as at December 31, 2021 is as follows:

	one year	1-3 years	3-5 years	5 years	Total
Accounts payable and other liabilities	$3,593,832	$—	$—	$—	$3,593,832
Lease liabilities	27,711	48,597	46,081	122,003	244,392
Note payable	270,125	—	—	—	270,125

(iii)Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange rates.

17.Financial risk management (continued)

(iii)Market risk (continued)

(a)Interest rate risk

The Company has cash balances. The Company’s policy is to invest surplus cash in high yield savings accounts with a Canadian chartered bank with which it keeps its bank accounts.

The Company also has debt instruments, as disclosed in note 10. The debt instruments as of December 31, 2021 and December 31, 2020 are exposed to interest as per the CDI (Brazilian Interbank rate).

(b)Foreign currency risk

The Company’s functional and presentation currency is the Canadian dollar and major purchases are transacted in Canadian dollars. The Company also has significant balances in Brazilian Reais and United States dollars that are subject to foreign currency risk as follows:

Balance, December 31,		2021	2020
Brazilian Reais
Current assets	Reais	4,279,062	1,169,783
Current liabilities	Reais	(10,286,288)	(3,589,600)
United States Dollar
Cash	USD	67,088,680	10,613,332

Cash	December 31, 2021		December 31, 2020
	Amount in	Equivalent	Amount in	Equivalent
	denominated	Amount	denominated	Amount
Denominated Currencies:	currency	in Canadian$	currency	in Canadian$

Deposits in Brazilian Reais	3,050,962	$699,288	16,811	$4,124
Deposits in United States Dollars	67,088,680	84,759,838	10,613,332	13,529,876
Total Cash	—	$85,459,126	—	$13,534,000

●	The Company is exposed to foreign currency risk on fluctuations related to cash, receivables and accounts payable and other liabilities denominated in Brazilian Reais and US dollars.
●	Sensitivity to a plus or minus 10% change in the foreign exchange rate of the Brazilian Reais compared to the Canadian dollar would affect the Company’s Consolidated Statements of Comprehensive Loss by approximately $138,000 with all other variables held constant.
●	Sensitivity to a plus or minus 10% change in the foreign exchange rate of the US dollar compared to the Canadian dollar would affect The Company’s Consolidated Statements of Comprehensive Loss by approximately $8,581,000 with all other variables held constant.